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                              Janus Adviser Series

                         Janus Adviser Money Market Fund

                       Supplement dated September 17, 2008
                       to Currently Effective Prospectuses

Due to current market conditions, the Janus Money Market Funds intend to temporarily disclose, on a daily basis or as otherwise deemed appropriate, the Fund's full portfolio holdings information as of a recent period. Portfolio holdings will be posted on the Janus website (www.janus.com/info) by 10:00 a.m. Mountain Time.

Please check the website for information regarding the temporary disclosure of portfolio holdings. The Fund reserves the right to impose restrictions on the dissemination of portfolio holdings information.

                Please retain this Supplement with your records.

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                              Janus Adviser Series


                    Janus Institutional Cash Management Fund
                Janus Institutional Government Money Market Fund
                      Janus Institutional Money Market Fund


                       Supplement dated September 17, 2008
                       to Currently Effective Prospectuses

Due to current market conditions, the Janus Money Market Funds intend to temporarily disclose, on a daily basis or as otherwise deemed appropriate, the Funds' full portfolio holdings information as of a recent period. Portfolio holdings will be posted on the Janus website (www.janusintech.com/cash) by 10:00 a.m. Mountain Time.

Please check the website for information regarding the temporary disclosure of portfolio holdings. The Funds reserve the right to impose restrictions on the dissemination of portfolio holdings information.

                Please retain this Supplement with your records.